Exhibit 10.28
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                        AMENDMENT I OF AGREEMENT OF SALE

This Amendment I of Agreement of Sale dated this 2nd day of January, 2003 by
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and between Paragon Technologies, Inc. (hereinafter "Seller") and J.G. Petrucci
Company, Inc. (hereinafter "Buyer").


                                   WITNESSETH:


WHEREAS, Seller and Buyer entered into an Agreement of Sale on or about November 8, 2002; and

WHEREAS, the Agreement of Sale went into effect on November 8, 2002; and

WHEREAS, the Seller and Buyer wish to amend the Agreement of Sale.

NOW, THEREFORE, in consideration of the premises, and the mutual undertakings of the parties set forth herein, and with the intention of being bound hereby, the parties agree as follows:

    1.    Section 7: The time period for the Buyer to conduct its due diligence
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          investigations shall be increased from sixty (60) days to one sixty-seven (67) days ("Extended Due Diligence Period") thereby making the final day of the due diligence period January 14, 2003.

    2.    Section 3: Settlement shall occur on or about January 29, 2003.
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    3.    No Other Modifications. Except as herein modified, the Agreement of
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          Sale remains unmodified and in full force and effect. To the extent that there are any conflicts between the Agreement of Sale and this Amendment I this Amendment I shall govern.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed on the day and year first written.

SELLER:                                   BUYER:

PARAGON TECHNOLOGIES, INC.               J.G. PETRUCCI COMPANY, INC.



By:      /s/ William R. Johnson          By:       /s/ James G. Petrucci
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Name:    /s/ William R. Johnson          Name:     /s/ James G. Petrucci
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Title:   /s/ CEO                         Title:    /s/ President
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Witness: /s/ Ronald J. Semanick          Witness:  /s/ Gregory T. Rogerson
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